SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: August 6, 2004

(Date of earliest event reported): August 5, 2004

Westech Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29235	13-3577716
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2700 Via Fortuna, Suite 400
Austin, Texas 78746
(Address and Zip Code of Principal Executive Offices)

(512) 306-8222
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Press Release

Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

   The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press release dated August 5, 2004.

Item 12. Results of Operations and Financial Condition.

     On August 5, 2004, Westech Capital Corp. issued a press release entitled “Westech Capital Corp. Reports Record Net Income for the Second Quarter 2004.” The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTECH CAPITAL CORP.

Date: August 5, 2004	By: /s/ John F. Garber
John F. Garber, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1*	Press release dated August 5, 2004.

     *Filed herewith.